UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2025

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

194 Candelaro Drive, #233

Humacao, Puerto Rico 00791

(Address of Principal Executive Offices)

(415) 592-7399

(Registrant’s Telephone Number)

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Overview

On February 17, 2025 (the “Closing Date”), Aspire Biopharma Holdings, Inc., a Delaware corporation (f/k/a PowerUp Acquisition Corp.) (the “Company” or “New Aspire”), consummated the previously announced transaction (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated August 26, 2024, as amended by an Amendment Agreement dated September 5, 2024 and a Second Amendment Agreement dated October 9, 2024 (the “Business Combination Agreement”), by and among the Company, PowerUp Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of PowerUp (“Merger Sub”), SRIRAMA Associates, LLC, a Delaware limited liability company (the “Sponsor”), Stephen Quesenberry, in the capacity as the seller representative (the “Seller Representative”), and Aspire Biopharma, Inc., a Puerto Rico corporation (“Aspire”). Terms used in this Current Report on Form 8-K but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the final prospectus and definitive proxy statement, dated January 14, 2025 and filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2025 (the “Proxy Statement”), and such definitions are incorporated herein by reference.

On February 17, 2025, as contemplated by the Business Combination Agreement and described in the section titled “Domestication Proposal” beginning on page 156 of the Proxy Statement, the Company filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of domestication and a certificate of incorporation with the Secretary of State of the State of Delaware, under which the Company was domesticated as a Delaware corporation (the “PowerUp Domestication”).

Additionally, on February 17, 2025, as contemplated by the Business Combination Agreement. Aspire filed a certificate of dissolution with the Puerto Rico Department of State, together with the necessary accompanying documents, and filed a certificate of domestication and a certificate of incorporation with the Secretary of State of the State of Delaware, under which the Company was domesticated as a Delaware corporation (the “Aspire Domestication”).

Finally, on February 17, 2025, as a result of the Business Combination and the other transactions contemplated by the Business Combination Agreement, following the consummation of the PowerUp Domestication and the Aspire Domestication, Merger Sub merged with and into Aspire, with Aspire surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”).

Following the closing of the Business Combination, the Company owns, directly or indirectly, all of the issued and outstanding equity interests in Aspire, and the stockholders of Aspire as of immediately prior to the effective time of the Merger (the “Aspire Stockholders”) hold a portion of the Company’s common stock, par value $0.0001 per share (the “New Aspire Common Stock”).

As a result of and upon the effective time of the PowerUp Domestication: (i) each issued and outstanding Class A ordinary share of the Company was converted, on a one-for-one basis, into a duly authorized, validly issued, fully paid and nonassessable share of Class A common stock; (ii) each issued and outstanding whole warrant to purchase Class A ordinary shares was converted into a warrant to purchase one share of Class A common stock; and (iii) each issued and outstanding unit of the Company, consisting of one Class A ordinary share and one-half of one warrant to purchase Class A ordinary shares, was converted into a unit consisting of one share of Class A common stock and one-half of one warrant to purchase Class A common stock.

Immediately following the PowerUp Domestication: (i) each issued and outstanding share of Class A common stock was reclassified as New Aspire Common Stock; and (ii) each issued and outstanding unit that had not been previously separated was cancelled and separated into one share of common stock and one-half of one warrant. No fractional warrants were issued upon the separation of the units.

At the effective time of the Business Combination (the “Effective Time”), each outstanding share of Aspire Common Stock, was cancelled and automatically converted, on a one-for-one basis, into the right to receive a duly authorized, validly issued, fully paid and nonassessable share of New Aspire Common Stock.

In connection with the consummation of the Business Combination (the “Closing”), the registrant changed its name from “PowerUp Acquisition Corp.” to “Aspire Biopharma Holdings, Inc.”

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, the Amendment Agreement, and the Second Amendment Agreement, which are attached hereto as Exhibit 2.1, Exhibit 2.2, and Exhibit 2.3, respectively, and are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 17, 2025, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) with Cobra Alternative Capital Strategies, LLC, a sole member entity controlled by Aspire’s former Director of Investor Relations, Lance Friedman, which services were provided through a consulting agreement with Blackstone Capital Advisors, Inc. that was terminated effective February 17, 2025, and Target Capital X LLC (collectively, the “Investors”). Under the Securities Purchase Agreement, the Company issued two 20% original issue discount senior secured convertible debentures (“Debentures”) in an aggregate principal amount of $3,750,000 million, and may issue additional Debentures upon the mutual agreement of the Company and the holders of Debentures representing at least a majority of the aggregate principal and interest owed under the outstanding Debentures (“Requisite Holders”), under the Securities Purchase Agreement (the “Offering”). The conversion price per share of each Debenture is equal to 92.5% of the lowest daily VWAP (as defined in the Debentures) of the Company’s shares of common stock during the five trading day period ending on the trading day immediately prior to delivery or deemed delivery of the applicable Conversion Notice (as defined in the Debentures), subject to adjustments related to the trading price of the Company’s common stock provided that no conversion may be at a price per share less than the floor price of $4.00 per share.

The closing was consummated on February 20, 2025 (the “SPA Closing”) and the Company issued to the Investors Debentures in an aggregate principal amount of $3,750,000 (the “Closing Debentures”). The Closing Debentures were sold to the Investors for a purchase price of $3,000,000, representing an original issue discount of twenty percent (20%). The Company may issue additional Debentures under the terms of the Securities Purchase Agreement if the Requisite Holders agree. Any such additional closings would be in such amounts as the Company and the Requisite Holders mutually agree upon and would be subject to substantially the same closing conditions as the Closing Debentures.

The First Closing Debentures contain customary events of default. If an event of default occurs, until it is cured, the holders may increase the interest rate applicable to the Closing Debentures to two percent (2%) per annum and accelerate the full indebtedness under the Closing Debentures, in an amount equal to 125% of the outstanding principal amount and accrued and unpaid interest. Subject to limited exceptions set forth in the Closing Debentures, the Closing Debentures prohibit the Company and, as applicable, its subsidiaries from incurring any new indebtedness that is not subordinated to the Investors and, as applicable, any subsidiary’s obligations in respect of the Closing Debentures until the Closing Debentures are paid in full.

As consideration for the Investors’ consummation of the SPA Closing, concurrently with the SPA Closing, the Company delivered, or caused to be delivered, to each Investor its pro rata portion of 2,106,527 shares of common stock (“SPA Commitment Shares”), of which 1,000,000 will be freely tradable, subject to a leak out agreement (the “Leak Out Agreement”) whereby each Investor’s sales may not exceed 15% of the daily trading volume of the common stock on the date of sale.

The Company agreed, pursuant to a Security Agreement, dated February 20, 2025 (the “Security Agreement”), with the Investors, to grant the Investors a security interest in all of its assets to secure the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures. In addition, the Company’s wholly-owned subsidiary, Aspire Biopharma, Inc., entered into a Guarantee Agreement, dated February 20, 2025 (the “Guarantee”), with the Investors, pursuant to which it agreed to guarantee the prompt payment, performance, and discharge in full of all of the Company’s obligations under the Debentures.

The Company also agreed, pursuant to a Registration Rights Agreement, dated February 20, 2025 (the “Registration Rights Agreement”), with the Investors to file an initial registration statement with the SEC within 40 days after the SPA Closing to register the maximum number of Registrable Securities (as defined in the Registration Rights Agreement) in accordance with applicable SEC rules.

Pursuant to a placement agency agreement between Aspire and Dawson James Securities, Inc. (“Dawson”), dated February 19, 2025 (the “Placement Agency Agreement”), Dawson acted as the sole placement agent in the Offering. Pursuant to the Placement Agency Agreement, the Company will pay to Dawson a placement fee equal to 8% of the aggregate gross proceeds received by the Company from the sale of the securities in the Offering. The Company will also pay for certain reasonable expenses of Dawson.

The Securities Purchase Agreement, Debentures, Leak Out Agreement, Security Agreement, Guaranty Agreement, Registration Rights Agreement, and Placement Agency Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, the Investors represented to the Company, that they are each an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The Company issued, and will issue, the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing descriptions of the Securities Purchase Agreement, the Debentures, the Leak Out Agreement, the Security Agreement, the Guarantee, the Registration Rights Agreement, and the Placement Agency Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.40, 10.2, 10.3, 10.4, 10.5 and 1.1, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Amendment to Subscription Agreement

On December 18, 2024, and effective December 13, 2024, the Company entered into (i) a subscription agreement (the “Blackstone Subscription Agreement”), (ii) a promissory note (the “Blackstone Note”), and (iii) a registration rights agreement (the “Blackstone RRA”) with Blackstone Capital Advisors, Inc. (“Blackstone”), an entity controlled by Lance Friedman (all transactions contemplated by such agreements, collectively, the “Blackstone Transaction”). Pursuant to the terms of the Blackstone Transaction, Blackstone may loan up to an aggregate principal amount of $500,000 to the Company, with an original issue discount of twenty percent (20%). The maturity date of the Blackstone Note is the earlier of (i) June 1, 2025 or (ii) the date that the Company receives gross proceeds of at least $5,000,000 in an offering of its debt or equity securities. The principal amount of the Blackstone Note bears interest at a rate per annum of ten percent (10%). Interest will be due and payable on the maturity date. Additionally, the Company will pay Blackstone an exit fee equal to ten percent (10%) of the principal amount and accrued interest on the maturity date. Upon the Closing of the Business Combination, Blackstone received from the Sponsor three shares of common stock for each dollar loaned under the Blackstone Transaction (the “Blackstone Commitment Shares”).

On February 17, 2025, the Company and Blackstone entered into an Amendment Agreement (the “Amendment Agreement”). As consideration for Blackstone providing working capital loans to the Company through the Blackstone Transaction, providing additional funding to the Company and Aspire in order to close the Business Combination, and Blackstone’s agreement to facilitate certain commitments under a Purchase Agreement (“ELOC Agreement”) between the Company and Arena Business Solutions Global SPC II, Ltd. (“Arena”), the Amendment Agreement adjusted the Blackstone Commitment Shares to be 1,795,000 shares of common stock.

The foregoing summaries of the Blackstone Subscription Agreement, the Blackstone Note, the Blackstone RRA, Amendment Agreement, and the ELOC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.6, 10.38, 10.7, 10.8, and 10.39, respectively, and each of which is incorporated herein in its entirety by reference.

Lock-Up Agreements

In connection with the Business Combination, on the Closing Date, certain officers, directors, and stockholders of Aspire each entered into a lock-up agreement with the Company (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreements are described in the Proxy Statement in the section titled “Business Combination Proposal — Related Agreements — Lock-Up Agreements” on page 137 of the Proxy Statement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Non-Competition Agreements

In connection with the Business Combination, on the Closing Date, certain officers, directors, and stockholders of Aspire each entered into a non-competition agreement with the Company (each, a “Non-Competition Agreement”). The terms of the Non-Competition Agreements are described in the Proxy Statement in the section titled “Business Combination Proposal — Related Agreements — Non-Competition Agreements” on page 138 of the Proxy Statement.

The foregoing description of the Non-Competition Agreement is qualified in its entirety by the full text of the form of Non-Competition Agreement, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

In addition, the material terms of the Business Combination are described in greater detail in the section of the Proxy Statement titled “Business Combination Proposal” beginning on page 123, which information is incorporated herein by reference.

As of the Closing Date and following the completion of the Business Combination, the Company had 46,007,513 shares of New Aspire Common Stock issued and outstanding and 14,375,000 public warrants outstanding.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” and “would” and the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to obtain or maintain the listing of its securities on the Nasdaq Stock Market LLC (“Nasdaq”) following the Business Combination;

●	the Company’s ability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Business Combination;

●	the Company’s public securities’ potential liquidity and trading;

●	manage costs related to being a public company;

●	the Company’s ability to raise financing in the future;

●	the Company’s success in retaining or recruiting, or changes in, its officers, key employees or directors following the Business Combination;

●	the impact of the regulatory environment and complexities with compliance related to such environment;

●	factors relating to the business, operations and financial performance of the Company or any of its subsidiaries;

●	the outcome of any legal proceedings that have been or may be instituted against the Company following announcement of the Business Combination;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the risk that the Company may fail to effectively build scalable and robust processes to manage the growth of its business;

●	the risk that demand for the Company’s products and services may decline;

●	high levels of competition faced by the Company with numerous market participants having greater financial resources and operating experience than the Company;

●	the possibility that the Company’s business may be adversely affected by changes in government regulations;

●	the possibility that the Company may not be able to grow its client base;

●	the Company’s inability to adequately protect our intellectual property interests or infringement on intellectual property interests of others; and

●	the possibility that the Company may be adversely affected by other economic, business or competitive factors.

Please see the other risks and uncertainties set forth in the Proxy Statement in the section titled “Risk Factors” beginning on page 63 of the Proxy Statement, which is incorporated herein by reference.

Business and Properties

The business and properties of the Company and Aspire prior to the Business Combination are described in the Proxy Statement in the sections titled “Information About PowerUp” and “Information About Aspire” beginning on pages 203 and 214, respectively, of the Proxy Statement, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 63 of the Proxy Statement and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement in the sections entitled “Selected Historical Financial Data of PowerUp” and “PowerUp’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 60 and 209 thereof, respectively, and are incorporated herein by reference.

The financial information of Aspire is described in the Proxy Statement in the sections entitled “Selected Historical Financial Data of Aspire” and “Aspire’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 61 and 219 thereof, respectively, and is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K relating to the financial information of the Company and Aspire, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Surviving PubCo as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition

The information set forth in the sections of the Proxy Statement titled “PowerUp’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Aspire’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 209 and 219, respectively, is incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are as follows, with each person’s biography and familial relationship, if any, described in the Proxy Statement in the section titled “Management of New Aspire Following the Business Combination” beginning on page 226 of the Proxy Statement, which is incorporated herein by reference.

Name	Age	Position
Executive Officers
Kraig T. Higginson	69	Chief Executive Officer and Chairman
Ernest J. Scheidmann	63	Chief Financial Officer

Non-Employee Directors
Michael Howe	72	Director
Gary Stein	75	Director
Barbara Sher	57	Director
Edward J. Kimball	61	Director
Surendra Ajjarapu	54	Director
Donald G. Fell	79	Director

Executive and Director Compensation

Upon the completion of the Business Combination, the Company entered into employment agreements with Kraig Higginson, in his capacity as Chief Executive Officer, and Ernest Scheidemann, in his capacity as Chief Financial Officer (the “Executive Employment Agreements”).

The Executive Employment Agreements provide for an indefinite term of employment, during which time Mr. Higginson will be entitled to an annual base salary in the amount of $180,000.00 and Mr. Scheidemann will be entitled to an annual base salary of $90,000.00, subject to annual review. Mr. Higginson and Mr. Scheidemann will also be eligible for an annual performance-based bonuses based upon achieved company performance metrics for revenue, profitability, and the development of new business relationships, for the given fiscal year which goals shall be determined by the board of directors.

The Executive Employment Agreements also provide that Mr. Higginson and Mr. Scheidemann would be eligible to participate in all employee benefit plans, programs, and arrangements made available to the Company’s senior employees in accordance with the terms of such plans. Mr. Higginson and Mr. Scheidemann would be eligible for time off as needed, reimbursement of all documented reasonable business expenses incurred, and such other fringe benefits and perquisites as are provided by the Company, in its sole discretion, to its employees from time to time.

The Executive Employment Agreements contain a non-disparagement provision, customary confidentiality, and invention assignment covenants, as well as non-interference and employee and customer non-solicitation covenants. If either Mr. Higginson or Mr. Scheidemann are terminated by the Company without “cause” or due to their resignation for “good reason” (each as defined the Executive Employment Agreements), subject to their execution and non-revocation of a general release of claims in favor of the Company and its affiliates and his continued compliance with the restrictive covenants in the employment agreement, he would be entitled to severance consisting of: (I) the aggregate amount of his earned but unpaid base salary then in effect, (II) incurred but unreimbursed documented reasonable reimbursable business expenses through the date of such termination, and (III) any other amounts due under applicable law, in each case earned and owing through the date of termination.

The foregoing description of the Executive Employment Agreements is qualified in its entirety by the full text of the Executive Employment Agreements, copies of which are attached hereto as Exhibits 10.11 and 10.12, and which are incorporated herein by reference.

Additional information with respect to the compensation of the Company’s directors and executive officers is described in the Proxy Statement in the section titled “Executive Officer and Director Compensation” beginning on page 233 of the Proxy Statement, which is incorporated herein by reference.

Director Independence

Nasdaq listing standards require a majority of a listed company’s board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

New Aspire’s independent directors, as such term is defined by the applicable rules and regulations of Nasdaq, are Michael Howe, Gary Stein, Surendra Ajjarapu, and Donald G. Fell.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of New Aspire Common Stock as of the Closing Date, after giving effect to the Closing, by:

●	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of New Aspire Common Stock upon the Closing of the Business Combination;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of New Aspire Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 46,007,513 shares of New Aspire Common Stock issued and outstanding as of the Closing Date and other than as noted below.

Name and Address of Beneficial Owner	Number of Shares	% of Common Stock Outstanding
Directors and Executive Officers: (1)
Kraig Higginson	6,170,624	13.4%
Ernest Scheidemann (2)	560,963	1.2%
Edward Kimball	124,658	*
Barbara Sher	124,658	*
Gary Stein	—	—
Michael Howe	4,986	*
Surendra Ajjarapu (3)	11,151,833	21.1%
Donald Fell	—	—
All Directors and Executive Officers as a group (9 individuals)	18,137,722	34.3%
Five Percent Holders:
PowerUp Sponsor LLC (4)	5,799,000	11.9%
SRIRAMA Associates, LLC (5)	11,151,833	21.1%
Lance Friedman (6)	4,376,274	9.5%

*Less than 1%

(1)	The address of each of these individuals is c/o Aspire Biopharma Holdings, Inc., 194 Candelaro Drive, #233, Humacao, Puerto Rico 00791.

(2)	Represents shares of common stock held by Turkey Bay Holdings LLC, which Mr. Scheidemann claims beneficial ownership of.

(3)	Represents shares of common stock held by SRIRAMA Associates, LLC, our Sponsor. Suren Ajjarapu is the managing member of our Sponsor and may be deemed to have beneficial ownership of the ordinary shares held directly by our Sponsor. Suren Ajjarapu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Includes 4,317,500 shares of common stock and 6,834,333 shares of common stock underlying private placement warrants that will become exercisable within 60 days of the consummation of the Business Combination.

(4)	The address for PowerUp Sponsor LLC is 188 Grand Street, Unit #195, New York, NY Represents 2,870,000 shares of common stock and 2,929,000 shares of common stock underlying private placement warrants that will become exercisable within 60 days of the consummation of the Business Combination. Our Original Sponsor is the record holder of such shares. Messrs. Bruce Hack and Gabriel Schillinger are the managing members of our Original Sponsor. As such, each of Messrs. Hack and Schillinger has voting and investment discretion with respect to the ordinary shares held of record by our Original Sponsor and may be deemed to have shared beneficial ownership of the ordinary shares held directly by our Original Sponsor. Each of Messrs. Hack and Schillinger disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(5)	The address for SRIRAMA Associates LLC, is 74 Sutton Rd., Lebanon, NJ 08833. Their holdings include 4,317,500 shares of common stock and 6,834,333 shares of common stock underlying private placement warrants that will become exercisable within 60 days of the consummation of the Business Combination.

(6)	The address for Lance Friedman is 25 N Market Street, Suite 205, Jacksonville, Florida 32202. His holdings include 2,777,337 shares of common stock held by Blackstone Capital Advisors, Inc., 934,937 share of common stock held by Cobra Alternative Strategies LLC, and 664,000 shares of common stock held by Thor Special Situations LLC.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 236 of the Proxy Statement and such descriptions are incorporated herein by reference.

Additionally, the information report above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

None.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Class A ordinary shares and public warrants were historically traded on Nasdaq under the symbols “PWUP” and “PWUPW”, respectively. The New Aspire Common Stock and public warrants began trading on Nasdaq under the new trading symbols “ASBP” and “ASBPW”, respectively, on February 20, 2025.

The Company’s units automatically separated into their component securities immediately after consummation of the PowerUp Domestication and, as a result, no longer trade as an independent security. As of the Closing Date and following the completion of the Business Combination, the Company had 46,007,513 shares of New Aspire Common Stock issued and outstanding held of record by 571 holders and 14,375,000 public warrants outstanding held of record by 1 holders.

Dividends

The Company has not paid dividends on the New Aspire Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Items 1.01 and 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

A description of the Company’s securities, including the New Aspire Common Stock and the public warrants is included in the Proxy Statement in the section titled “Description of New Aspire Securities” beginning on page 247 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of New Asire’s directors and officers is set forth in the section of the Proxy Statement titled “Description of New Aspire Securities — Indemnification and Advancement of Expenses” beginning on page 257, which information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

The shares of the Company’s common stock issued, and the shares to be issued, under the Securities Purchase Agreement and the Debentures were, and will be, sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On February 17, 2025, the Audit Committee of New Aspire approved the dismissal of Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective immediately. The management of New Aspire communicated the Audit Committee’s decision to Marcum on February 18, 2025.

Marcum’s report on the Company’s consolidated balance sheets as of December 31, 2023 and 2022 and the related consolidated statements of operations, changes in shareholders’ deficit and cash flows for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than it included an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2024 and 2023 and the subsequent period through February 18, 2025, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report. During the years ended December 31, 2024 and 2023 and the subsequent period through February 18, 2025, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than as identified in the Company’s Form 10-Q for reporting period ended September 30, 2024, filed with the SEC on November 14, 2024, which identified a material weakness in its internal controls over debt discount, amortization and debt in financial reporting.

New Aspire has provided Marcum with a copy of the disclosures made in this Item 4.01 and requested that Marcum furnish New Aspire with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

(b) Engagement of new independent registered public accounting firm

On February 20, 2025, the board of directors approved the engagement of Bush & Associates CPA LLC (“Bush & Associates”) as its independent registered public accounting firm, effective February 20, 2025. Bush & Associates previously served as the independent registered public accounting firm of Aspire prior to the Business Combination. During the years ended December 31, 2024 and 2023 and the subsequent period through February 20, 2025, neither New Aspire, nor anyone on New Aspire’s behalf consulted with Bush & Associates, on behalf of New Aspire, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on New Aspire’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01. Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of the Company has occurred, and the stockholders of the Company as of immediately prior to the Closing held approximately 76.1% of the outstanding shares of New Aspire Common Stock immediately following the Closing.

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Party Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2023 Omnibus Incentive Plan

In connection with the consummation of the Business Combination, prior to the Closing, the Company’s stockholders considered and approved the Aspire Biopharma Holdings, Inc. 2024 Omnibus Incentive Plan, (the “Omnibus Incentive Plan”). The Company’s board of directors approved the Omnibus Incentive Plan on February 4, 2025. The Omnibus Incentive Plan became effective February 17, 2025.

A summary of the terms of the Omnibus Incentive Plan is set forth in the Proxy Statement in the section titled “Omnibus Incentive Plan Proposal” beginning on page 166 of the Proxy Statement, which is incorporated herein by reference. Such summary is qualified in its entirety by reference to the text of the Omnibus Incentive Plan, a copy of which is attached hereto as Exhibit 10.37 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Business Combination, prior to the Closing, the Company’s stockholders considered and approved, among other things, Proposal No. 3 — The Organizational Documents Proposal (the “Organizational Documents Proposal”), which is described in greater detail beginning on page 159 of the Proxy Statement.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on February 17, 2025, includes the amendments proposed by the Organizational Documents Proposal.

On January 31, 2025, the Company’s board of directors approved and adopted the Bylaws of the Company (the “Bylaws”), which became effective as of the Closing.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section titled “Description of New Aspire Securities” beginning on page 247 of the Proxy Statement, which is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on February 17, 2025, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the resources tab section of the Company’s website at https://ir.aspirebiolabs.com/stock-information/#.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Business Combination Proposal” beginning on page 123 of the Proxy Statement, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On February 20, 2025, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.2 hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Form of Placement Agency Agreement
2.1	Agreement and Plan of Merger, dated August 26, 2024, by and among PowerUp Acquisition Corp., PowerUp Merger Sub II, Inc., SRIRAMA Associates, LLC, Stephen Quesenberry, and Aspire Biopharma, Inc. (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Company on August 30, 2024).
2.2	Amendment Agreement, dated September 5, 2024, by and among PowerUp Acquisition Corp., PowerUp Merger Sub II, Inc., SRIRAMA Associates, LLC, Stephen Quesenberry, and Aspire Biopharma, Inc. (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Company on September 6, 2024).
2.3	Second Amendment Agreement, dated October 9, 2024, by and among PowerUp Acquisition Corp., PowerUp Merger Sub II, Inc., SRIRAMA Associates, LLC, Stephen Quesenberry, and Aspire Biopharma, Inc. (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Company on October 10, 2024).
3.1*	Amended and Restated Certificate of Incorporation of Aspire Biopharma Holdings, Inc.
3.2*	Bylaws of Aspire Biopharma Holdings, Inc.
4.1	Warrant Agreement, dated February 17, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference from Exhibit 4.1 to the Form 8-K filed by the Company on February 23, 2022).
10.1	Form of Securities Purchase Agreement
10.2	Form of Leak Out Agreement (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by Aspire Biopharma Holdings, Inc. on February 20, 2025)
10.3	Form of Security Agreement
10.4	Form of Guarantee
10.5	Form of Registration Rights Agreement
10.6	Subscription Agreement, dated December 13, 2024, by and among PowerUp Acquisition Corp. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp., on December 26, 2024)
10.7	Blackstone RRA (incorporated by reference from Exhibit 10.3 to the Form 8-K filed by PowerUp Acquisition Corp., on December 26, 2024)
10.8	Form of Amendment Agreement
10.9	Form of Lock-Up Agreement
10.10	Form of Non-Compete
10.11	Form of Executive Employment Agreement between New Aspire and Kraig Higginson.
10.12	Form of Executive Employment Agreement between New Aspire and Ernest Scheidemann.
10.13	Letter Agreement, dated February 17, 2022, by and among the Company, its officers, its directors and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).

10.14	Investment Management Trust Agreement, dated February 17, 2022, by and between the Company and American Stock Transfer & Trust Company, as trustee (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).
10.15	Private Placement Warrants Purchase Agreement, dated February 17, 2022, by and between the Company and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.4 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).
10.16	Registration Rights Agreement, dated as of February 17, 2022, by and between the Company and certain security holders (incorporated by reference from Exhibit 10.3 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).
10.17	Form of Indemnity Agreement, dated as of February 17, 2022, by and between the Company and each of the directors and officers of the Company (incorporated by reference from Exhibit 10.6 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).
10.18	Amended and Restated Promissory Note, dated as of January 14, 2022, issued to PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.1 to the Form S-1 filed by PowerUp Acquisition Corp. on February 14, 2022).
10.19	Securities Subscription Agreement, dated as of February 16, 2021, by and between the Company and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.5 to the Form S-1 filed by PowerUp Acquisition Corp. on February 14, 2022).
10.20	Administrative Services Agreement, dated February 17, 2022, by and between the Company and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.5 to the Form 8-K filed by PowerUp Acquisition Corp. on February 23, 2022).
10.21	Form of Non-Redemption Agreement (incorporated by reference from Exhibit 10.1 to the Current Report on Form 8-K filed by PowerUp Acquisition Corp. on May 1, 2023).
10.22	Purchase Agreement, dated July 14, 2023, by and among SRIRAMA Associates, LLC, PowerUp Acquisition Corp., and PowerUp Sponsor LLC (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on July 19, 2023).
10.23	Loan and Transfer Agreement, dated December 21, 2023, by and among PowerUp Acquisition Corp., SRIRAMA Associates, LLC, and SSVK Associates, LLC (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on December 28, 2023).
10.24	Loan and Transfer Agreement, dated January 9, 2024, by and among PowerUp Acquisition Corp., SRIRAMA Associates, LLC, and Apogee Pharma Inc. (incorporated by reference from Exhibit 10.11 to the Form 10-K filed by PowerUp Acquisition Corp. on March 11, 2024).
10.25	Loan and Transfer Agreement, dated January 10, 2024, by and among PowerUp Acquisition Corp., SRIRAMA Associates, LLC, and Jinal Sheth (incorporated by reference from Exhibit 10.13 to the Form S-4 filed by PowerUp Acquisition Corp. on September 6, 2024).
10.26	Form of Subscription Agreement dated March 5, 2024, by and among PowerUp Acquisition Corp., SRIRAMA Associates, LLC, VKSS Capital, LLC, Visiox Pharmaceuticals, Inc., and Investor (incorpo-rated by reference from Exhibit 10.12 to the Form 10-K filed by PowerUp Acquisition Corp. on March 11, 2024).
10.27	Form of Subscription Agreement dated May 9, 2024, by and among PowerUp Acquisition Corp., SRIRAMA Associates, LLC, VKSS Capital, LLC, and Investor (incorporated by reference from Exhibit 10.16 to the Form S-4/A filed by PowerUp Acquisition Corp. on May 14, 2024).
10.28	Form of Non-Redemption Agreement (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on May 22, 2024).
10.29	Promissory Note Fee Agreement by and among SRIRAMA Associates, LLC and PowerUp Acquisition Corp. dated October 2, 2024 (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by PowerUp Acquisition Corp. on October 4, 2024).
10.30	Subscription Agreement, dated December 13, 2024, by and among PowerUp Acquisition Corp. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by PowerUp Acquisition Corp. on December 26, 2024).
10.31	Promissory Note, dated December 13, 2024, by and among PowerUp Acquisition Corp. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by PowerUp Acquisition Corp. on December 26, 2024).
10.32	Registration Rights Agreement, dated December 13, 2024, by and among PowerUp Acquisition Corp. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.3 to the Form 8-K filed by PowerUp Acquisition Corp. on December 26, 2024).
10.33	Asset Purchase Agreement dated March 2022, by and among Aspire BioPharma, Inc. and Instaprin Pharmaceuticals Incorporated (incorporated by reference from Exhibit 10.17 to the Form S-4 filed by PowerUp Acquisition Corp. on September 6, 2024).
10.34	Pharmaceutical Development Agreement dated June 26, 2022, by and among Aspire BioPharma, Inc. and Glatt Air Techniques Inc. (incorporated by reference from Exhibit 10.18 to the Form S-4 filed by PowerUp Acquisition Corp. on September 6, 2024),
10.35	Subscription Agreement dated August 26, 2024, by and among Aspire BioPharma, Inc. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.20 to the Form S-4 filed by PowerUp Acquisition Corp. on September 6, 2024).
10.36	Subscription Agreement dated August 26, 2024, by and among Aspire BioPharma, Inc. and Kitts Group, LLC (incorporated by reference from Exhibit 10.21 to the Form S-4 filed by PowerUp Acquisition Corp. on September 6, 2024).
10.37	2024 Omnibus Incentive Plan
10.38

Promissory Note, dated December 13, 2024, by and among PowerUp Acquisition Corp. and Blackstone Capital Advisors, Inc. (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by PowerUp Acquisition Corp., on December 26, 2024)

10.39	ELOC Agreement (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by Aspire Biopharma Holdings, Inc., on February 20, 2025
10.40	Form of Debenture
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated February 21, 2025.
21.1*	List of Subsidiaries of the Company.
99.1*	Unaudited Pro Forma combined balance sheet as of September 30, 2024 and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023.
99.2*	Press Release dated February 20, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Filed herewith.

+ Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

		By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer

Date:	February 21, 2025